Earnings per share	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Earnings per share

9. Earnings per share

	2025	2024	2023

Earnings attributable to shareholders of the parent company	2,868,892	1,972,112	1,030,530
Weighted average outstanding shares - ordinary shares - basic (thousands)	4,832,944	4,792,081	4,738,841
Adjustment for the diluted earnings per share:
Share based payment	69,407	92,235	112,823
Business acquisition	5,001	4,602	5,915
Total weighted average of ordinary outstanding shares for diluted EPS (in thousands of shares)	4,907,352	4,888,918	4,857,579
Earnings per share – basic (US$)	0.5936	0.4115	0.2175
Earnings per share – diluted (US$)	0.5846	0.4034	0.2121
Antidilutive instruments not considered in the weighted number of shares (in thousands of shares)	12,605	2,808	4,143

The Company has instruments that will become common shares upon exercise, acquisition, conversion (SOPs and RSUs described in note 10), or satisfaction of specific business combination conditions. The effects of the potentially dilutive instruments were calculated using the treasury stock method and are included in the total weighted average of ordinary outstanding shares for diluted earnings per share (“EPS”) if the effects are considered dilutive. The antidilutive instruments not considered in the weighted number of shares correspond to the total number of shares that could be converted into ordinary shares that would be issued on conversion of those instruments. Instruments are considered antidilutive if the average market value of ordinary shares during the period is less than the average value of the assumed proceeds (fair value of services that will be recognized as a cost in future periods plus exercise price multiplied by the number of options and shares to be issued on exercise of the options).